UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2005

SIERRA HEALTH SERVICES, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-8865	88-0200415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2724 North Tenaya Way
Las Vegas, Nevada    89128
(Address of principal executive offices including zip code)

(702) 242-7000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On Monday, May 2, 2005, Sierra Health Services, Inc., or Sierra, issued a press release announcing that its 2005 Annual Meeting of Stockholders has been set for May 24, 2005. The meeting will be held in the Chairman's Auditorium at the Sierra Health Services corporate complex, 2716 North Tenaya Way, Las Vegas, Nevada and will begin at 10:00 a.m. Pacific Time. The record date for the meeting was April 6, 2005.

Any statements made or issued that are not historical facts are forward-looking and should be considered in connection with certain cautionary statements contained in our Annual Report on Form 10-K for the year ended December 31, 2004. Such statements are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and identify important risk factors that could cause our actual results to differ materially from those expressed in any projected, estimated or forward-looking statements relating to Sierra.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIERRA HEALTH SERVICES, INC.

(Registrant)

Date: May 3, 2005

/S/ PAUL H. PALMER

Paul H. Palmer
Senior Vice President Chief Financial Officer and Treasurer (Chief Accounting Officer)